UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07288
                                   ---------

                      FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 9/30
                         ----

Date of reporting period: 3/31/10
                          -------


ITEM 1. REPORTS TO STOCKHOLDERS.


MARCH 31, 2010

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

                                    (GRAPHIC)

                                                                   FIXED INCOME

                                    FRANKLIN
                          STRATEGIC MORTGAGE PORTFOLIO

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Franklin Strategic Mortgage Portfolio .....................................    3
Performance Summary .......................................................    8
Your Fund's Expenses ......................................................   10
Financial Highlights and Statement of Investments .........................   12
Financial Statements ......................................................   18
Notes to Financial Statements .............................................   21
Shareholder Information ...................................................   31

Shareholder Letter

     Dear Shareholder:

     During the six-month period ended March 31, 2010, the U.S. economy showed signs of an increasingly broad-based expansion while interest rates remained near all-time lows and inflation was muted. Although corporate and global economic data underscored some weak spots amid short-term improvements, most U.S. companies during fourth quarter 2009 and first quarter 2010 beat consensus earnings estimates, aided by government incentives and a wave of restructuring and cost-cutting initiatives. U.S. equity markets enjoyed an unusually strong nine-month surge until first quarter 2010, when volatility returned as investors began to heed signs of overvaluation. Investor concerns also arose about the global recovery's sustainability as some government stimulus measures began to wind down. During the period, U.S. Treasury yields rose and fell in response to wavering investor sentiment. The yield curve reached record-breaking steep levels during the first quarter of 2010 and flattened only slightly by period-end.

     Franklin Strategic Mortgage Portfolio's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual share prices.

     If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                     Not part of the semiannual report | 1

     Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions

     We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

     Sincerely,


     /s/Rupert H. Johnson

     Rupert H. Johnson
     President and Chief Executive Officer - Investment Management Franklin Strategic Mortgage Portfolio

     THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                     2 | Not part of the semiannual report

Semiannual Report

Franklin Strategic Mortgage Portfolio

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Strategic Mortgage Portfolio seeks high total return (a combination of high current income and capital appreciation) relative to the performance of the general mortgage securities market by investing at least 80% of its net assets in a portfolio of mortgage securities. The Fund normally focuses its investments in mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of the Fund's investments may include securities issued by government-sponsored entities, such as Fannie Mae and Freddie Mac.(1)

PORTFOLIO BREAKDOWN
Based on Total Investments as of 3/31/10

                                  (PIE CHART)

Federal National Mortgage Association
   (FNMA) ..................................   47.1%
Asset-Backed Securities & Commercial
   Mortgage-Backed Securities ..............   20.8%
Federal Home Loan Mortgage Corp.
   (FHLMC) .................................   17.6%
Government National Mortgage
   Association (GNMA)                           2.9%
Short-Term Investments .....................   11.6%

We are pleased to bring you Franklin Strategic Mortgage Portfolio's semiannual report for the period ended March 31, 2010.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Strategic Mortgage Portfolio -Class A posted a +4.04% cumulative total return. The Fund outperformed GNMA its

(1.) Securities owned by the Fund but not shares of the Fund are guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest. Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund's yield and share price are not guaranteed and will fluctuate with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 13.


                              Semiannual Report | 3
benchmark, the Citigroup U.S. Broad Investment-Grade (USBIG) Mortgage Index, which had a +2.07% total return for the same period.(2) For comparison, the Lipper U.S. Mortgage Funds Classification Average returned +3.20%, and the Barclays Capital (BC) U.S. Treasury Index, a component of the BC U.S. Government Index, had a -0.20% total return.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy improved during the six-month reporting period as corporate profits, manufacturing and exports showed gains. The nation's economic activity as measured by gross domestic product (GDP) grew at annualized rates of 5.6% (a six-year high) in 2009's fourth quarter and an estimated 3.2% in 2010's first quarter. Remaining challenges to economic recovery included elevated debt concerns, tight credit markets, stalled consumer confidence, restrained spending, and lack of job prospects for the unemployed as federal stimulus measures began to wind down. The unemployment rate, which peaked at 10.1% in October 2009, stood at 9.7% by period-end.(4)

As economic conditions improved, demand for energy products increased and crude oil prices rose from $71 per barrel in September 2009 to $84 at period-end, still well below 2008 highs. March's inflation rate was an annualized 2.3%.(4) Core inflation, which excludes food and energy costs, rose at a 1.1% annualized rate,(4) which was below the Federal Reserve Board's (Fed's) informal target range of 1.5% to 2.0%. The core personal consumption expenditures price index reported a 12-month increase of 1.3% for the second month in a row.(5)

(2.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Citigroup USBIG Mortgage Index is the mortgage component of the Citigroup USBIG Bond Index and comprises 30- and 15-year GNMA, FNMA and FHLMC securities and FNMA and FHLMC balloon mortgages.

(3.) Source: Lipper Inc. The Lipper U.S. Mortgage Funds Classification Average is calculated by averaging the total return of all funds within the Lipper U.S. Mortgage Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper U.S. Mortgage Funds are defined as funds that invest primarily in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. For the six-month period ended 3/31/10, the Lipper U.S. Mortgage Funds Classification Average consisted of 99 funds. Lipper calculations do not include sales charges or subsidization by a fund's manager. The Fund's performance relative to the average might have differed if these or other factors had been considered.

Source: (C) 2010 Morningstar. The BC U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The Fund's investment return and share price fluctuate with market conditions.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(4.) Source: Bureau of Labor Statistics.

(5.) Source: Bureau of Economic Analysis.


                             4 | Semiannual Report

During the period under review, economic improvement and benign inflation trends prompted Fed policymakers to maintain record-low interest rates and discontinue certain stimulus plans. Noting that it believed the recession had ended, the Fed left the federal funds target rate unchanged at a range of 0% to 0.25% and began laying the groundwork for its exit strategy. The market anticipated an eventual tightening of monetary policy and a gradual phase-out of the Fed's support and liquidity programs.

In February 2010, investor fears over the Greek government's ability to finance its budget deficit forced several companies to delay bond sales and prompted investors to flee to safer assets such as U.S. Treasuries. These fears subsided by period-end, and the credit market rebounded. U.S. companies aggressively borrowed in the debt market and liquidity levels rose.

Wary investors favored short-term Treasuries, and the Treasury yield curve reached all-time steep levels in February. The spread between two- and 10-year Treasury yields increased from 236 basis points (100 basis points equal one percentage point) at the beginning of the period to 282 basis points at period-end. The two-year Treasury bill yield rose from 0.95% to 1.02% over the six-month period, while the 10-year Treasury note yield rose from 3.31% to 3.84%.

INVESTMENT STRATEGY

We invest at least 80% of the Fund's net assets in mortgage securities. Normally we focus on mortgage pass-through securities issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), Fannie Mae and Freddie Mac. At least 65% of total assets are invested in securities rated AAA by Standard & Poor's (S&P), or Aaa by Moody's Investors Service (Moody's), independent credit rating agencies. For the remaining 35% of portfolio securities, up to 15% may be invested in securities rated below BBB by S&P, or Baa by Moody's. If unrated, securities will be deemed of comparable quality by the Fund's manager. Within these parameters, we rely on our research to help us identify attractive investment opportunities.

MANAGER'S DISCUSSION

During the reporting period, the economy gradually improved, as financial systems stabilized and U.S. GDP moved into positive territory. Many analysts believed these signs indicated the recession had ended. The economy also experienced other indicators of positive growth, including a more positive employment market, a manufacturing rebound, robust productivity gains and


                             Semiannual Report | 5

DIVIDEND DISTRIBUTIONS*
10/1/09-3/31/10

              DIVIDEND
MONTH         PER SHARE
-----      --------------
October     3.9894 cents
November    4.2615 cents
December    4.4842 cents
January     3.8390 cents
February    4.0898 cents
March       4.3807 cents
           -------
TOTAL      25.0446 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

a potential bottoming in the housing market. While there appears to be a positive growth trend for the intermediate term, we believe questions remained over the actual rate of recovery. We are cautious about the longer term U.S. outlook due, in part, to high fiscal deficits. The impact of the Fed's eventual tightening of monetary policy also weighed significantly on economic expectations.

The Fed's mortgage-backed securities (MBS) purchase program supported the agency MBS market but was concluded at period-end. We believe less favorable technical conditions and higher volatility for the sector could arise due to a possible lack of consistent investor demand. Despite periods of volatility during the period, the MBS market continued to deliver the positive performance it has exhibited since the MBS purchase program was announced at the end of November 2008. Prepayment risk for higher coupon MBS remained restrained as stagnant home prices, loss of home equity and tighter underwriting standards lessened prepayment activity.

Most fixed income spread sectors posted positive returns during the period. Commercial mortgage-backed securities (CMBS) and mortgage-related asset-backed securities (ABS) were among the best fixed income sector performers, posting strong absolute returns. The overall MBS market continued its relatively strong performance, and conventional Fannie Mae (FNMA) and Freddie Mac (FHLMC) MBS delivered positive returns and outperformed comparable maturity U.S. Treasury securities.

Franklin Strategic Mortgage Portfolio has a broad mortgage strategy that looks across all mortgage opportunity sets to find relative value. The team continued to look for strong cash flow fundamentals and valuations to uncover opportunities across the mortgage investment universe. We reduced our allocation to some higher coupon MBS in favor of mid- and lower coupon MBS as relatively low Treasury and mortgage interest rates renewed prepayment risk for higher coupon MBS.

For most of the period, we emphasized higher quality, securitized sectors in the Fund as we found opportunities in these markets in what we considered fundamentally sound bonds at attractive yields. We remained allocated to higher quality ABS and CMBS, which helped relative performance as both sectors out-performed traditional MBS. Even as the economic landscape stabilized, we believed the commercial real estate environment could remain challenged over the intermediate term. The Fund's CMBS allocations, however, were high in the capital structure and benefited from high levels of credit protection.


                             6 | Semiannual Report

Thank you for your continued participation in Franklin Strategic Mortgage Portfolio. We look forward to serving your future investment needs.

(PHOTO OF ROGER A. BAYSTON)


/s/ Roger A. Bayston
Roger A. Bayston, CFA


(PHOTO OF PAUL VARUNOK)


/s/ Paul Varunok
Paul Varunok

Portfolio Management Team
Franklin Strategic Mortgage Portfolio

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 7

Performance Summary as of 3/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FSMIX)                             CHANGE   3/31/10   9/30/09
-----------------------                             ------   -------   -------
Net Asset Value (NAV)                               +$0.10    $8.85     $8.75
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                         $0.250446

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURN INCLUDES THE MAXIMUM SALES CHARGE. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE.

CLASS A                                 6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                 -------          ------   ------   -------
Cumulative Total Return(2)               +4.04%          +12.11%  +19.19%  +66.83%
Average Annual Total Return(3)           -0.40%           +7.37%   +2.69%   +4.80%
   Distribution Rate(4)                           5.18%
   30-Day Standardized Yield(5)                   3.50%
   Total Annual Operating Expenses(6)             0.69%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                             8 | Semiannual Report

ENDNOTES

THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) Distribution rate is based on an annualization of the sum of distributions per share for the last 30 days of March and the maximum offering price of $9.24 on 3/31/10.

(5.) The 30-day standardized yield for the 30 days ended 3/31/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 9

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             10 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING     ENDING
                                            ACCOUNT     ACCOUNT     EXPENSES PAID
                                             VALUE       VALUE     DURING PERIOD*
CLASS A                                     10/1/09     3/31/10    10/1/09-3/31/10
-------                                    ---------   ---------   ---------------
Actual                                       $1,000    $1,040.40        $3.46
Hypothetical (5% return before expenses)     $1,000    $1,021.54        $3.43

* Expenses are calculated using the most recent six-month annualized expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                             Semiannual Report | 11

Franklin Strategic Mortgage Portfolio

FINANCIAL HIGHLIGHTS

                                          SIX MONTHS ENDED                    YEAR ENDED SEPTEMBER 30,
                                           MARCH 31, 2010   ------------------------------------------------------------
                                             (UNAUDITED)      2009         2008         2007         2006         2005
                                         -----------------  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $  8.75       $   8.80     $   9.42     $   9.59     $   9.73     $   9.96
                                              -------       --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income ..............         0.172          0.306        0.404        0.476        0.418        0.391
   Net realized and unrealized gains
      (losses) ........................         0.178          0.163       (0.493)      (0.129)      (0.069)      (0.123)
                                              -------       --------     --------     --------     --------     --------
Total from investment operations ......         0.350          0.469       (0.089)       0.347        0.349        0.268
                                              -------       --------     --------     --------     --------     --------
Less distributions from net investment
   income .............................        (0.250)        (0.519)      (0.531)      (0.517)      (0.489)      (0.498)
                                              -------       --------     --------     --------     --------     --------
Redemption fees(b) ....................            --             --           --(c)        --(c)        --(c)        --(c)
                                              -------       --------     --------     --------     --------     --------
Net asset value, end of period ........       $  8.85       $   8.75     $   8.80     $   9.42     $   9.59     $   9.73
                                              =======       ========     ========     ========     ========     ========
Total return(d) .......................          4.04%          5.69%       (1.04)%       3.70%        3.73%        2.74%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses ..............................          0.68%          0.67%(f)     0.57%(f)     0.57%(f)     0.55%(f)     0.55%(f)
Net investment income .................          3.94%          4.16%        4.58%        5.05%        4.48%        3.97%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $99,565       $101,961     $168,674     $243,664     $287,865     $367,759
Portfolio turnover rate ...............        155.16%        273.38%      336.36%      326.67%      247.03%      160.36%
Portfolio turnover rate excluding
   mortgage dollar rolls(g) ...........          3.49%          9.39%       25.39%       30.85%       38.75%       36.26%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  See Note 1(f) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             12 | Semiannual Report

Franklin Strategic Mortgage Portfolio

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (UNAUDITED)

                                                                    PRINCIPAL
                                                                    AMOUNT(a)         VALUE
                                                                   -----------   ---------------
       MORTGAGE-BACKED SECURITIES 88.2%
   (b) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE
          RATE 6.3%
       FHLMC, 2.57%, 3/01/19 ...................................       175,833      $    178,722
       FHLMC, 2.605%, 1/01/32 ..................................        49,304            50,864
       FHLMC, 2.854%, 5/01/20 ..................................       156,320           157,722
       FHLMC, 2.86%, 11/01/25 ..................................        71,084            72,067
       FHLMC, 2.875%, 4/01/17 ..................................        39,078            39,728
       FHLMC, 2.931%, 7/01/22 ..................................       920,322           936,864
       FHLMC, 3.088%, 1/01/31 ..................................       152,480           157,402
       FHLMC, 3.102%, 5/01/22 ..................................        58,724            60,060
       FHLMC, 3.203%, 11/01/16 .................................       290,878           294,537
       FHLMC, 3.256%, 12/01/30 .................................       101,713           105,327
       FHLMC, 3.375%, 4/01/18 ..................................        62,637            64,082
       FHLMC, 3.414%, 4/01/31 ..................................        65,959            68,018
       FHLMC, 3.533%, 8/01/31 ..................................        30,456            31,748
       FHLMC, 4.142%, 7/01/24 ..................................        89,468            91,553
       FHLMC, 4.775%, 1/01/28 ..................................       259,743           266,923
       FHLMC, 5.09%, 4/01/24 ...................................       188,038           190,983
       FHLMC, 5.249%, 4/01/30 ..................................     1,110,896         1,161,755
       FHLMC, 5.789%, 7/01/30 ..................................       518,499           526,667
       FHLMC, 5.92%, 10/01/36 ..................................     1,486,830         1,575,728
       FHLMC, 5.974%, 10/01/18 .................................       150,728           153,210
       FHLMC, 6.868%, 11/01/19 .................................       131,164           138,194
                                                                                 ---------------
                                                                                       6,322,154
                                                                                 ---------------
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 16.6%
       FHLMC Gold 15 Year, 6.50%, 4/01/11 ......................           154               161
       FHLMC Gold 15 Year, 7.00%, 7/01/11 ......................           416               435
       FHLMC Gold 15 Year, 7.50%, 4/01/10 ......................            24                24
       FHLMC Gold 15 Year, 8.00%, 12/01/12 .....................         7,189             7,212
       FHLMC Gold 30 Year, 5.00%, 10/01/33 - 7/01/35 ...........     1,034,729         1,074,026
   (c) FHLMC Gold 30 Year, 5.00%, 4/01/39 ......................     3,688,000         3,808,435
       FHLMC Gold 30 Year, 5.50%, 9/01/33 ......................       329,372           349,654
       FHLMC Gold 30 Year, 6.00%, 7/01/28 - 12/01/32 ...........        37,230            40,426
   (c) FHLMC Gold 30 Year, 6.00%, 4/01/39 ......................     7,000,000         7,511,875
       FHLMC Gold 30 Year, 6.50%, 2/01/19 - 7/01/32 ............       758,055           835,281
       FHLMC Gold 30 Year, 7.50%, 10/01/25 - 8/01/32 ...........       509,648           582,819
       FHLMC Gold 30 Year, 8.00%, 7/01/24 - 5/01/30 ............       157,293           180,853
       FHLMC Gold 30 Year, 8.50%, 10/01/17 - 9/01/30 ...........       255,764           282,014
       FHLMC Gold 30 Year, 9.00%, 9/01/30 ......................       106,751           125,987
       FHLMC Gold 30 Year, 9.50%, 12/01/16 - 4/01/25 ...........       761,412           874,007
       FHLMC PC 30 Year, 8.50%, 2/01/17 - 5/01/17 ..............       658,354           725,393
       FHLMC PC 30 Year, 9.00%, 6/01/16 ........................         1,230             1,377
       FHLMC PC 30 Year, 9.25%, 8/01/14 ........................         3,464             3,831
       FHLMC PC 30 Year, 9.50%, 8/01/19 ........................        68,527            76,684
                                                                                 ---------------
                                                                                      16,480,494
                                                                                 ---------------
   (b) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE
          RATE 8.6%
       FNMA, 1.903%, 4/01/31 ...................................        63,742            64,748
       FNMA, 2.398%, 4/01/18 ...................................        27,226            27,851
       FNMA, 2.527%, 12/01/31 ..................................        71,437            73,538


                             Semiannual Report | 13

Franklin Strategic Mortgage Portfolio

                                                                    PRINCIPAL
                                                                    AMOUNT(a)         VALUE
                                                                   -----------   ---------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
   (b) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE
          RATE (CONTINUED)
       FNMA, 2.602%, 4/01/33 ...................................       184,448      $    186,754
       FNMA, 2.708%, 4/01/27 ...................................       103,612           104,259
       FNMA, 2.754%, 8/01/27 ...................................       152,756           157,975
       FNMA, 2.78%, 7/01/25 ....................................        59,002            61,210
       FNMA, 2.875%, 9/01/18 ...................................        44,914            46,237
       FNMA, 2.945%, 5/01/27 ...................................       108,523           113,079
       FNMA, 2.947%, 7/01/19 ...................................       969,233         1,005,563
       FNMA, 2.95%, 4/01/21 ....................................        12,704            13,159
       FNMA, 2.982%, 11/01/31 ..................................       322,736           333,425
       FNMA, 2.987%, 2/01/32 ...................................       108,520           112,098
       FNMA, 3.00%, 11/01/28 ...................................       128,222           131,939
       FNMA, 3.018%, 12/01/22 ..................................       124,130           129,219
       FNMA, 3.02%, 7/01/27 ....................................       133,968           138,537
       FNMA, 3.078%, 1/01/18 ...................................     1,779,776         1,812,571
       FNMA, 3.101%, 8/01/29 ...................................        40,747            41,860
       FNMA, 3.198%, 1/01/17 ...................................       532,697           550,001
       FNMA, 3.215%, 5/01/31 ...................................        27,161            27,958
       FNMA, 3.222%, 9/01/32 ...................................       419,682           436,583
       FNMA, 3.227%, 10/01/24 ..................................       314,810           327,931
       FNMA, 3.275%, 6/01/31 ...................................       361,061           366,460
       FNMA, 3.335%, 10/01/32 ..................................       186,731           188,220
       FNMA, 3.52%, 7/01/26 ....................................        41,399            41,795
       FNMA, 3.726%, 7/01/14 ...................................       199,819           200,511
       FNMA, 4.024%, 10/01/19 ..................................       209,939           218,707
       FNMA, 4.339%, 7/01/17 ...................................       114,496           119,024
       FNMA, 4.425%, 5/01/30 ...................................       183,778           191,465
       FNMA, 4.605%, 4/01/18 ...................................       161,341           168,219
       FNMA, 4.64%, 5/01/21 ....................................       254,190           264,063
       FNMA, 4.938%, 12/01/24 ..................................        83,838            86,910
       FNMA, 5.065%, 7/01/31 ...................................       618,704           644,649
       FNMA, 5.273%, 6/01/17 ...................................        80,881            81,222
       FNMA, 5.391%, 8/01/26 ...................................       123,393           127,620
                                                                                 ---------------
                                                                                       8,595,360
                                                                                 ---------------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE
          52.9%
       FNMA 15 Year, 5.00%, 6/01/18 ............................       652,240           696,146
       FNMA 15 Year, 5.00%, 7/01/18 ............................     2,477,631         2,645,964
       FNMA 15 Year, 5.50%, 5/01/14 - 2/01/18 ..................     2,096,626         2,259,994
       FNMA 15 Year, 6.50%, 4/01/11 - 10/01/16 .................       191,884           207,818
       FNMA 15 Year, 7.00%, 11/01/11 ...........................           226               235
       FNMA 15 Year, 7.50%, 6/01/11 - 7/01/12 ..................        10,063            10,544
       FNMA 15 Year, 9.00%, 2/01/11 - 11/01/11 .................        20,683            21,215
   (c) FNMA 30 Year, 4.50%, 4/01/39 ............................     5,000,000         5,012,500
       FNMA 30 Year, 5.00%, 4/01/34 ............................       957,521           992,159
   (c) FNMA 30 Year, 5.00%, 4/01/39 ............................    13,000,000        13,412,347
       FNMA 30 Year, 5.50%, 11/01/33 ...........................       947,192         1,005,370
       FNMA 30 Year, 5.50%, 11/01/34 ...........................     3,460,396         3,665,369
       FNMA 30 Year, 5.50%, 9/01/33 - 11/01/35 .................     5,725,885         6,073,384


                             14 | Semiannual Report

Franklin Strategic Mortgage Portfolio

                                                                    PRINCIPAL
                                                                    AMOUNT(a)         VALUE
                                                                   -----------   ---------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE
          (CONTINUED)
       FNMA 30 Year, 6.00%, 12/01/23 - 8/01/35 .................     1,559,858      $  1,696,468
       FNMA 30 Year, 6.00%, 10/01/34 ...........................     5,031,599         5,429,485
       FNMA 30 Year, 6.00%, 7/01/35 ............................     1,030,292         1,122,130
   (c) FNMA 30 Year, 6.00%, 4/15/39 ............................     1,300,000         1,381,047
       FNMA 30 Year, 6.50%, 12/01/27 - 8/01/32 .................     4,910,809         5,425,940
       FNMA 30 Year, 7.50%, 8/01/25 - 5/01/32 ..................       134,924           152,967
       FNMA 30 Year, 8.00%, 1/01/25 - 7/01/31 ..................        64,285            74,580
       FNMA 30 Year, 8.50%, 11/01/26 - 11/01/28 ................       746,658           869,391
       FNMA 30 Year, 9.00%, 12/01/16 - 9/01/26 .................        53,305            59,530
       FNMA 30 Year, 9.50%, 11/01/15 - 4/01/30 .................       166,142           193,693
       FNMA 30 Year, 10.00%, 8/01/15 - 4/01/21 .................       207,359           232,406
       FNMA 30 Year, 10.50%, 4/01/22 - 5/01/30 .................        11,968            13,710
       FNMA 30 Year, 11.00%, 10/01/15 ..........................         2,676             2,794
       FNMA 30 Year, 12.00%, 4/01/15 - 5/01/16 .................         2,243             2,515
       FNMA 30 Year, 12.50%, 12/01/13 ..........................           368               414
                                                                                 ---------------
                                                                                      52,660,115
                                                                                 ---------------
   (b) GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
          ADJUSTABLE RATE 0.2%
       GNMA, 3.125%, 11/20/25 ..................................        60,203            61,181
       GNMA, 3.625%, 7/20/27 ...................................       159,287           164,067
                                                                                 ---------------
                                                                                         225,248
                                                                                 ---------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 3.6%
       GNMA I SF 15 Year, 7.00%, 4/15/14 .......................        10,883            11,785
       GNMA I SF 15 Year, 8.00%, 9/15/15 .......................        23,221            25,330
       GNMA I SF 30 Year, 6.50%, 1/15/24 - 9/15/32 .............       520,242           570,555
       GNMA I SF 30 Year, 7.00%, 3/15/17 - 2/15/32 .............       513,099           567,188
       GNMA I SF 30 Year, 7.50%, 10/15/23 - 10/15/29 ...........        76,725            86,728
       GNMA I SF 30 Year, 8.00%, 1/15/17 - 9/15/27 .............       242,943           275,654
       GNMA I SF 30 Year, 8.25%, 1/15/21 - 5/15/21 .............       161,555           184,947
       GNMA I SF 30 Year, 8.50%, 6/15/16 - 7/15/24 .............       330,959           374,723
       GNMA I SF 30 Year, 9.00%, 9/15/16 - 8/15/28 .............        58,048            64,924
       GNMA I SF 30 Year, 10.00%, 12/15/18 - 2/15/19 ...........         6,743             7,716
       GNMA I SF 30 Year, 10.50%, 1/15/16 ......................           849               947
       GNMA II SF 30 Year, 6.50%, 1/20/26 - 1/20/33 ............       661,835           728,107
       GNMA II SF 30 Year, 7.50%, 11/20/22 - 7/20/32 ...........       408,772           460,521
       GNMA II SF 30 Year, 8.00%, 1/20/17 - 8/20/26 ............       134,514           148,288
       GNMA II SF 30 Year, 8.50%, 7/20/16 - 8/20/16 ............        63,203            69,166
       GNMA II SF 30 Year, 9.00%, 11/20/19 - 3/20/25 ...........         5,376             6,177
       GNMA II SF 30 Year, 10.50%, 6/20/20 .....................            25                27
                                                                                 ---------------
                                                                                       3,582,783
                                                                                 ---------------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $85,524,685)                            87,866,154
                                                                                 ---------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
          SECURITIES 27.2%
       FINANCE 27.2%
   (b) AFC Home Equity Loan Trust, 1997-4, 2A2, 0.886%,
          12/22/27 .............................................       346,018           218,609
   (b) Ameriquest Mortgage Securities Inc., 2003-12, M2, 1.946%,
          1/25/34 ..............................................       914,987           333,799
       Banc of America Commercial Mortgage Inc., 2006-1, AM,
          5.421%, 9/10/45 ......................................     1,000,000           877,615


                             Semiannual Report | 15

Franklin Strategic Mortgage Portfolio

                                                                    PRINCIPAL
                                                                    AMOUNT(a)         VALUE
                                                                   -----------   ---------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
          SECURITIES (CONTINUED)
       FINANCE (CONTINUED)
(b, d) Bayview Commercial Asset Trust, 2006-CD1A, A-1, 144A,
          0.708%, 7/25/23 (Canada) .............................     1,104,523   CAD$  1,030,256
(b, d) Bear Stearns Commercial Mortgage Securities Inc.,
          2007-T26, B, 144A, 5.769%, 1/12/45 ...................     2,650,000           754,958
       CitiFinancial Mortgage Securities Inc., 2003-4, AF6,
          4.493%, 10/25/33 .....................................     1,678,238         1,631,902
       Citigroup/Deutsche Bank Commercial Mortgage Trust,
          2007-CD4, C, 5.476%, 12/11/49 ........................     6,500,000         1,116,263
   (b) Countrywide Asset-Backed Certificates, 2006-11, 1AF1,
          0.366%, 9/25/46 ......................................       151,039           141,005
   (b) FHLMC, 2942, TF, 0.58%, 3/15/35 .........................       564,491           564,074
   (b) First Franklin Mortgage Loan Asset-Backed Certificates,
           2004-FF11, 1A2, 0.596%, 1/25/35 .....................       280,716           232,805
           2006-FF12, A2, 0.286%, 9/25/36 ......................        67,538            67,020
       FNMA,
       (b) 2007-1, NF, 0.496%, 2/25/37 .........................       795,865           794,594
           G93-33, K, 7.00%, 9/25/23 ...........................     1,454,265         1,577,965
       GE Capital Commercial Mortgage Corp., 2003-C1, A4,
           4.819%, 1/10/38 .....................................     1,262,683         1,321,292
       Greenwich Capital Commercial Funding Corp.,
           2004-GG1, A7, 5.317%, 6/10/36 .......................     3,000,000         3,157,263
           2007-GG9, C, 5.554%, 3/10/39 ........................     3,500,000           937,914
       JPMorgan Chase Commercial Mortgage Securities Corp.,
       (b) 2004-CB9, A4, 5.376%, 6/12/41 .......................     3,779,632         3,894,174
           2004-LN2, A2, 5.115%, 7/15/41 .......................       557,685           570,114
       Lehman ABS Corp., 2003-1, A1, 5.00%, 12/25/33 ...........     1,957,744         1,943,062
   (b) Merrill Lynch Mortgage Investors Trust, 2006-RM2, A1B,
          0.481%, 5/25/37 ......................................     3,580,013           137,488
   (b) Morgan Stanley Capital I Trust, 2004-IQ7, A4, 5.402%,
          6/15/38 ..............................................     2,500,000         2,598,799
   (b) Novastar Home Equity Loan, 2004-4, M4, 1.896%, 3/25/35 ..     1,500,000         1,037,402
   (b) Ownit Mortgage Loan Asset-Backed Certificates, 2006-6,
          A2B, 0.356%, 9/25/37 .................................     1,331,085           959,949
       Residential Asset Securities Corp.,
           2004-KS1, AI4, 4.213%, 4/25/32 ......................       510,294           483,658
       (b) 2005-AHL2, A2, 0.506%, 10/25/35 .....................       107,442            98,806
   (b) Structured Asset Investment Loan Trust, 2004-1, M5,
           4.746%, 2/25/34 .....................................       434,772            66,591
(b, d) Structured Asset Securities Corp., 2005-SC1, 1A1, 144A,
          0.516%, 5/25/31 ......................................       688,486           317,622
   (b) Travelers Mortgage Services Inc., 1998-5A, A, 3.022%,
          12/25/18 .............................................        96,460            85,849
       Vanderbilt Mortgage Finance, 1998-C, 1A6, 6.75%,
          10/07/28 .............................................       100,000            95,313
                                                                                 ---------------
       TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
          MORTGAGE-BACKED SECURITIES (COST $42,660,896) ........                      27,046,161
                                                                                 ---------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $128,185,581) ..................................                     114,912,315
                                                                                 ---------------
       SHORT TERM INVESTMENTS 15.2%
       U.S. GOVERNMENT AND AGENCY SECURITIES (COST $74,984) 0.1%
(e, f) U.S. Treasury Bill, 5/27/10 .............................        75,000            74,983
                                                                                 ---------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS AND
          REPURCHASE AGREEMENTS (COST $128,260,565) ............                     114,987,298
                                                                                 ---------------


                             16 | Semiannual Report

Franklin Strategic Mortgage Portfolio

                                                                      SHARES          VALUE
                                                                   -----------   ---------------
       SHORT TERM INVESTMENTS (CONTINUED)
       MONEY MARKET FUNDS (COST $4,976,877) 5.0%
   (g) Institutional Fiduciary Trust Money Market Portfolio,
          0.00% ................................................     4,976,877      $  4,976,877
                                                                                    ------------

                                                                    PRINCIPAL
                                                                     AMOUNT
                                                                   -----------
       REPURCHASE AGREEMENTS (COST $10,053,037) 10.1%
   (h) Joint Repurchase Agreement, 0.008%, 4/01/10 (Maturity
          Value $10,053,039) ...................................   $10,053,037        10,053,037
       Banc of America Securities LLC (Maturity Value $1,259,143)
       Barclays Capital Inc. (Maturity Value $1,532,889)
       BNP Paribas Securities Corp. (Maturity Value $1,642,264)
       Deutsche Bank Securities Inc. (Maturity Value $1,239,339)
       HSBC Securities (USA) Inc. (Maturity Value $1,642,264)
       Morgan Stanley & Co. Inc. (Maturity Value $1,642,264)
       UBS Securities LLC (Maturity Value $1,094,876)
          Collateralized by U.S. Government Agency Securities,
             0.375% - 6.25%, 4/27/10 - 6/14/13;
          (e) U.S. Government Agency Discount Notes, 4/05/10 -
              9/27/10; and U.S. Treasury Notes, 1.375% - 4.00%,
              9/15/10 - 2/28/15
                                                                                    ------------
       TOTAL INVESTMENTS (COST $143,290,479) 130.6% ............                     130,017,212
       OTHER ASSETS, LESS LIABILITIES (30.6)% ..................                     (30,452,631)
                                                                                    ------------
       NET ASSETS 100.0% .......................................                    $ 99,564,581
                                                                                    ============

See Abbreviations on page 30.

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c)  Security purchased on a TBA basis. See Note 1(d).

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2010, the aggregate value of these securities was $2,102,836, representing 2.11% of net assets.

(e)  The security is traded on a discount basis with no stated coupon rate.

(f) Security or a portion of the security has been segregated as collateral for open future contracts. At March 31, 2010, the value of this security amounted to $74,983.

(g) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(h)  See Note 1(c) regarding joint repurchase agreement.

At March 31, 2010, the Fund had the following financial futures contracts outstanding. See Note 1(e).

                                                         NUMBER OF   NOTIONAL  DELIVERY   UNREALIZED    UNREALIZED
DESCRIPTION                                        TYPE  CONTRACTS    AMOUNT     DATE    APPRECIATION  DEPRECIATION
-----------                                        ----  ---------  ---------  --------  ------------  ------------
CBOT US Long Bond ...............................  Long      16     1,858,000   6/21/10      $--         $(2,915)
                                                                                             ---         -------
   Net unrealized appreciation (depreciation) ...                                                        $(2,915)
                                                                                                         =======

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Franklin Strategic Mortgage Portfolio

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .............................................   $128,260,565
      Cost - Sweep Money Fund (Note 7) ........................................      4,976,877
      Cost - Repurchase agreements ............................................     10,053,037
                                                                                  ------------
      Total cost of investments ...............................................   $143,290,479
                                                                                  ============
      Value - Unaffiliated issuers ............................................   $114,987,298
      Value - Sweep Money Fund (Note 7) .......................................      4,976,877
      Value - Repurchase agreements ...........................................     10,053,037
                                                                                  ------------
      Total value of investments ..............................................    130,017,212
      Receivables:
   Investment securities sold .................................................        655,279
      Capital shares sold .....................................................        198,945
      Interest ................................................................        405,813
      Variation margin ........................................................          7,500
   Other assets ...............................................................            234
                                                                                  ------------
         Total assets .........................................................    131,284,983
                                                                                  ------------
Liabilities:
   Payables:
      Investment securities purchased .........................................     31,184,354
      Capital shares redeemed .................................................        353,887
      Affiliates ..............................................................         40,161
      Distributions to shareholders ...........................................         89,017
   Accrued expenses and other liabilities .....................................         52,983
                                                                                  ------------
         Total liabilities ....................................................     31,720,402
                                                                                  ------------
            Net assets, at value ..............................................   $ 99,564,581
                                                                                  ============
   Net assets consist of:
      Paid-in capital .........................................................   $142,130,547
      Distributions in excess of net investment income ........................       (860,226)
      Net unrealized appreciation (depreciation) ..............................    (13,276,181)
      Accumulated net realized gain (loss) ....................................    (28,429,559)
                                                                                  ------------
            Net assets, at value ..............................................   $ 99,564,581
                                                                                  ============
Shares outstanding ............................................................     11,244,485
                                                                                  ============
Net asset value per share(a) ..................................................   $       8.85
                                                                                  ============
Maximum offering price per share (net asset value per share / 95.75%) .........   $       9.24
                                                                                  ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Franklin Strategic Mortgage Portfolio

STATEMENT OF OPERATIONS
for the six months ended March 31, 2010 (unaudited)

Investment income:
   Interest ..............................................................   $2,312,533
                                                                             ----------
Expenses:
   Management fees (Note 3a) .............................................      196,142
   Transfer agent fees (Note 3d) .........................................       78,663
   Custodian fees (Note 4) ...............................................        1,017
   Reports to shareholders ...............................................       19,465
   Registration and filing fees ..........................................       17,166
   Professional fees .....................................................       15,011
   Trustees' fees and expenses ...........................................        3,533
   Other .................................................................        8,040
                                                                             ----------
         Total expenses ..................................................      339,037
                                                                             ----------
            Net investment income ........................................    1,973,496
                                                                             ----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ........................................................    1,189,940
      Foreign currency transactions ......................................         (503)
      Futures contracts ..................................................       (6,294)
                                                                             ----------
            Net realized gain (loss) .....................................    1,183,143
                                                                             ----------
   Net change in unrealized appreciation (depreciation) on investments ...      879,577
                                                                             ----------
Net realized and unrealized gain (loss) ..................................    2,062,720
                                                                             ----------
Net increase (decrease) in net assets resulting from operations ..........   $4,036,216
                                                                             ==========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Franklin Strategic Mortgage Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         SIX MONTHS ENDED
                                                                                          MARCH 31, 2010        YEAR ENDED
                                                                                            (UNAUDITED)     SEPTEMBER 30, 2009
                                                                                         ----------------   ------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..........................................................     $  1,973,496        $  5,150,042
      Net realized gain (loss) from investments, foreign currency transactions and
         futures contracts ...........................................................        1,183,143          (5,605,707)
      Net change in unrealized appreciation (depreciation) on investments ............          879,577           4,502,109
                                                                                           ------------        ------------
         Net increase (decrease) in net assets resulting from operations .............        4,036,216           4,046,444
   Distributions to shareholders from net investment income ..........................       (2,849,435)         (7,591,198)
   Capital share transactions (Note 2) ...............................................       (3,583,058)        (63,168,758)
                                                                                           ------------        ------------
         Net increase (decrease) in net assets .......................................       (2,396,277)        (66,713,512)
Net assets:
   Beginning of period ...............................................................      101,960,858         168,674,370
                                                                                           ------------        ------------
   End of period .....................................................................     $ 99,564,581        $101,960,858
                                                                                           ============        ============
Undistributed net investment income (distributions in excess of net investment income)
   included in net assets:
   End of period .....................................................................     $   (860,226)       $     15,713
                                                                                           ============        ============

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Franklin Strategic Mortgage Portfolio

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Mortgage Portfolio (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin Strategic Mortgage Portfolio (Fund).

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Government securities, mortgage-backed securities, asset-backed securities, collateralized debt obligations and other debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense


                             Semiannual Report | 21

Franklin Strategic Mortgage Portfolio

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at period end had been entered into on March 31, 2010. The joint repurchase agreement is valued at cost which approximates market value.

D. SECURITIES PURCHASED ON A TBA BASIS

The Fund may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                             22 | Semiannual Report

Franklin Strategic Mortgage Portfolio

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into financial futures contracts in order to manage interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell a security for a specific price on a future date. Required initial margin deposits of cash or securities are pledged or received by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

See Note 9 regarding other derivative information.

F. MORTGAGE DOLLAR ROLLS

The Fund may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.


                             Semiannual Report | 23

Franklin Strategic Mortgage Portfolio

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. INCOME TAXES

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of March 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund's financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily; these dividends are reinvested and paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


                             24 | Semiannual Report

Franklin Strategic Mortgage Portfolio

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                          SIX MONTHS ENDED               YEAR ENDED
                                                           MARCH 31, 2010            SEPTEMBER 30, 2009
                                                     -------------------------   --------------------------
                                                       SHARES        AMOUNT        SHARES          AMOUNT
                                                     ----------   ------------   -----------   ------------
Shares sold ......................................      962,937   $  8,511,832     2,023,648   $ 17,174,222
Shares issued in reinvestment of distributions ...      266,208      2,354,123       719,481      6,078,949
Shares redeemed ..................................   (1,634,149)   (14,449,013)  (10,256,488)   (86,421,929)
                                                     ----------   ------------   -----------   ------------
Net increase (decrease) ..........................     (405,004)  $ (3,583,058)   (7,513,359)  $(63,168,758)
                                                     ==========   ============   ===========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                          AFFILIATION
----------                                                     -----------------------
Franklin Advisers, Inc. (Advisers)                             Investment manager
Franklin Templeton Services, LLC (FT Services)                 Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.40%          First $250 million
       0.38%          Over $250 million, up to and including $500 million
       0.36%          In excess of $500 million

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers ....   $12,152
Contingent deferred sales charges retained .......................................   $    13


                             Semiannual Report | 25

Franklin Strategic Mortgage Portfolio

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. TRANSFER AGENT FEES

For the period ended March 31, 2010, the Fund paid transfer agent fees of $78,663, of which $43,581 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended March 31, 2010, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2012....   $ 6,223,578
2013....     4,584,050
2014....     2,817,022
2015....     4,099,588
2016....     2,076,095
2017....     2,449,042
           -----------
           $22,249,375
           ===========

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2009, the Fund deferred realized capital losses and realized currency losses of $7,378,443 and $14,001, respectively.

At March 31, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..............................   $ 143,456,042
                                                     =============
Unrealized appreciation ..........................   $   2,661,080
Unrealized depreciation ..........................     (16,099,910)
                                                     -------------
Net unrealized appreciation (depreciation) .......   $ (13,438,830)
                                                     =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls, and paydown losses.


                             26 | Semiannual Report

Franklin Strategic Mortgage Portfolio

5. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, financial futures transactions, and paydown losses.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2010, aggregated $185,379,154 and $203,463,755, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF CREDIT RISK

The Fund has 20.8% of its portfolio invested in asset-backed and commercial mortgage-backed securities. Investments in these securities may subject the Fund to increased market volatility which may cause the Fund's net asset value per share to fluctuate. These investments may be less liquid than other investments held by the Fund.

9. OTHER DERIVATIVE INFORMATION

At March 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                          ASSET DERIVATIVES                          LIABILITY DERIVATIVES
                               ----------------------------------------   ----------------------------------------
DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS             STATEMENT OF ASSETS AND     FAIR VALUE     STATEMENT OF ASSETS AND     FAIR VALUE
HEDGING INSTRUMENTS                LIABILITIES LOCATIONS       AMOUNT        LIABILITIES LOCATION         AMOUNT
--------------------           ---------------------------   ----------   ---------------------------   ----------
Interest rate contracts ....   Variation margin/Net assets                Net assets consist of -
                               consist of - net unrealized                net unrealized appreciation
                               appreciation (depreciation)     $--(a)     (depreciation)                $(2,915)(a)

(a) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Statement on Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.


                             Semiannual Report | 27

Franklin Strategic Mortgage Portfolio

9. OTHER DERIVATIVE INFORMATION (CONTINUED)

For the period ended March 31, 2010, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                           CHANGE IN       AVERAGE
                                                                                          UNREALIZED       AMOUNT
DERIVATIVE CONTRACTS                                                       REALIZED      APPRECIATION    OUTSTANDING
NOT ACCOUNTED FOR AS                   STATEMENT OF OPERATIONS           GAIN (LOSS)    (DEPRECIATION)     DURING
HEDGING INSTRUMENTS                            LOCATIONS               FOR THE PERIOD   FOR THE PERIOD  THE PERIOD(a)
--------------------           -------------------------------------   --------------   --------------  -------------
Interest rate contracts ....   Net realized gain (loss) from futures
                               contracts / Net change in unrealized
                               appreciation (depreciation) on
                               investments                                 $(6,294)         $26,773        $888,671

(a) Represents the average notional amount for other derivative contracts outstanding during the period.

See Note 1(e) regarding derivative financial instruments.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended March 31, 2010, the Fund did not utilize the Global Credit Facility.


                             28 | Semiannual Report

Franklin Strategic Mortgage Portfolio

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010, in valuing the Fund's assets and liabilities carried at fair value:

                                    LEVEL 1      LEVEL 2      LEVEL 3      TOTAL
                                  ----------   ------------   -------   ------------
ASSETS:
   Investments in Securities
      Mortgage-Backed
         Securities               $       --   $ 87,866,154     $--     $ 87,866,154
      Asset-Backed Securities
         and Commercial
         Mortgage-Backed
         Securities                       --     27,046,161      --       27,046,161
   Short Term Investments          5,051,860     10,053,037      --       15,104,897
                                  ----------   ------------     ---     ------------
         Total Investments in
            Securities            $5,051,860   $124,965,352     $--     $130,017,212
                                  ==========   ============     ===     ============
LIABILITIES:
      Financial Futures Contracts      2,915             --      --            2,915

12. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund believes the adoption of this Accounting Standards Update will not have a material impact on its financial statements.


                             Semiannual Report | 29

Franklin Strategic Mortgage Portfolio

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

CURRENCY

CAD - Canadian Dollar

SELECTED PORTFOLIO

PC - Participation Certificate
SF - Single Family


                             30 | Semiannual Report

Franklin Strategic Mortgage Portfolio

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders


                             Semiannual Report | 31

Franklin Strategic Mortgage Portfolio

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of a portfolio manager's bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed its investment performance during 2009, as well as during the 10-year period ended December 31, 2009, in comparison to a performance universe consisting of all retail and institutional U.S. mortgage funds as selected by Lipper. The income performance for the Fund during 2009 and in each of the previous nine years as shown in the Lipper report was in the highest quintile of its Lipper performance universe. The Lipper report showed the Fund's total return to be in the second-highest quintile of its performance universe in 2009, and on an annualized basis to be in the lowest quintile of such universe for the previous three-year period, the second-lowest quintile for the previous five-year period, and the middle quintile


                             32 | Semiannual Report

Franklin Strategic Mortgage Portfolio

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of such universe for the previous 10-year period. The Board noted, in this respect, that the Lipper report showed in each year from 1999 through 2006 that the Fund's total return was in the highest or second-highest quintile of its performance universe and that the annualized total return for the three- and five-year periods reflected underperformance in 2007 and 2008. The Board noted the Fund's comparative total return improvement in 2009, as well as its consistently high comparative income return for all periods as shown in the Lipper report in finding such overall performance to be acceptable.

COMPARATIVE EXPENSES. Consideration was given to a comparison of the management fees and total expense ratios of the Fund with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the contractual investment management fee charged the Fund in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper expense comparisons showed that the contractual investment management fee rate for the Fund was in the least expensive quintile of its Lipper expense group and its actual total expense rate was also in the least expensive quintile of such expense group. The Board was satisfied with the contractual investment management fee and total expenses of the Fund in comparison to its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely


                             Semiannual Report | 33

Franklin Strategic Mortgage Portfolio

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

for use by the Fund's Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.40% on the first $250 million of assets; 0.38% on the next $250 million of assets; and 0.36% on assets in excess of $500 million. The Fund had assets of approximately $98 million at the end of 2009 and the Board believes to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.


                             34 | Semiannual Report

Franklin Strategic Mortgage Portfolio

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 35

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund(6)
Franklin Templeton Conservative Allocation Fund(7)
Franklin Templeton Growth Allocation Fund(7)
Franklin Templeton Moderate Allocation Fund(7)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(8)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(8)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(8)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(9)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(10)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(12)
Michigan(12)
Minnesota(12)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(12)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(13)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) Effective 3/19/10, this fund is closed to new investors, pending a reorganization of the fund into Franklin Templeton Corefolio Allocation Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in June 2010.

(7.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and primary investment strategies remained unchanged.

(8.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(9.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(10.) The fund invests primarily in insured municipal securities.

(11.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(12.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(13.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

                                               Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

157 S 05/10

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


ITEM 6. SCHEDULE OF INVESTMENTS.                N/A


ITEM 7. DISCLOSURE  OF PROXY VOTING  POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.        N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.              N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO


By /s/LAURA F. FERGERSON
   ------------------------
   Laura F. Fergerson
   Chief Executive Officer -
    Finance and Administration
Date  May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
   ------------------------
   Laura F. Fergerson
   Chief Executive Officer -
    Finance and Administration
Date  May 27, 2010



By /s/GASTON GARDEY
   ------------------------
   Gaston Gardey
   Chief Financial Officer and
     Chief Accounting Officer
Date  May 27, 2010